JUNIOR LIEN PLEDGE AND SECURITY AGREEMENT
dated as of July 31, 2009
among
EACH OF UNISYS CORPORATION
AND
THE OTHER GRANTORS PARTY HERETO
and
DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Trustee

TABLE OF CONTENTS

PAGE

SECTION 1. 1.1General Definitions	DEFINITIONS; GRANT OF SECURITY
1.2Definitions; Interpretation
SECTION 2. 2.1Grant of Security	GRANT OF SECURITY
2.2Certain Limited Exclusions
SECTION 3.	SECURITY FOR JUNIOR LIEN OBLIGATIONS; GRANTORS REMAIN LIABLE
3.1Security for Junior Lien Obligations
3.2Continuing Liability Under Collateral
SECTION 4.	CERTAIN PERFECTION REQUIREMENTS

4.1	Delivery, Control and Intellectual Property Recording Requirements—Collateral Owned on the Original Issue Date

4.2	Other Actions

4.3	Delivery, Control and Intellectual Property Recording Requirements—Collateral Owned or Acquired after the Original Issue Date

SECTION 5. 5.1Grantor Information and Status	REPRESENTATIONS AND WARRANTIES
5.2Collateral Identification, Special Collateral
5.3Ownership of Collateral and Absence of Other Liens
5.4Status of Security Interest 5.5Goods and Receivables
5.6Pledged Equity Interests, Investment Related Property
5.7Intellectual Property SECTION 6. 6.1Grantor Information and Status	COVENANTS AND AGREEMENTS
6.2Collateral Identification; Special Collateral
6.3Ownership of Collateral and Absence of Other Liens
6.4Status of Security Interest 6.5Goods and Receivables
6.6Pledged Equity Interests, Investment Related Property
6.7Intellectual Property SECTION 7. 7.1Right of Inspection 7.2Further Assurances 7.3Additional Grantors SECTION 8. 8.1Power of Attorney	RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS COLLATERAL TRUSTEE APPOINTED ATTORNEY-IN-FACT
8.2No Duty on the Part of Collateral Trustee or Secured Parties
SECTION 9. 9.1Generally 9.2Application of Proceeds 9.3Sales on Credit 9.4Investment Related Property	REMEDIES
9.5Grant of Intellectual Property License
9.6Intellectual Property 9.7Cash Proceeds; Deposit Accounts SECTION 10. SECTION 11. SECTION 12. SECTION 13.	COLLATERAL TRUSTEE; COLLATERAL TRUST AGREEMENT CONTINUING SECURITY INTEREST STANDARD OF CARE; COLLATERAL TRUSTEE MAY PERFORM MISCELLANEOUS

SCHEDULE 5.1 — GENERAL INFORMATION

SCHEDULE 5.2 — COLLATERAL IDENTIFICATION

SCHEDULE 5.4 — FINANCING STATEMENTS

SCHEDULE 5.7 — INTELLECTUAL PROPERTY LEGAL PROCEEDINGS

EXHIBIT A — PLEDGE SUPPLEMENT

EXHIBIT B — TRADEMARK SECURITY AGREEMENT

EXHIBIT C — COPYRIGHT SECURITY AGREEMENT

EXHIBIT D — PATENT SECURITY AGREEMENT

This JUNIOR LIEN PLEDGE AND SECURITY AGREEMENT, dated as of July 31, 2009 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and the Collateral Trust Agreement referred to below, this “Agreement”), among Unisys Corporation (the “Company”) and each of the subsidiary guarantors party hereto from time to time, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a “Grantor”) and Deutsche Bank Trust Company Americas, as collateral trustee for the Secured Parties (as herein defined) (in such capacity as collateral trustee, together with its successors and permitted assigns, the “Collateral Trustee”).

RECITALS:

WHEREAS, reference is made to (a) that certain Indenture, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among the Company, the subsidiary guarantors named therein and Deutsche Bank Trust Company Americas, as second lien trustee thereunder (the “Trustee”) and (b) that certain Collateral Trust Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”), by and among the Company, the subsidiary guarantors from time to time party thereto, the Trustee, Deutsche Bank Trust Company Americas, as first lien trustee thereunder, and the Collateral Trustee; and

WHEREAS, each Grantor has agreed to secure such Grantor’s obligations under the Indenture and any future Junior Lien Documents (as defined in the Collateral Trust Agreement) as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Trustee agree as follows:

SECTION 1. DEFINITIONS; GRANT OF SECURITY.

1.1 General Definitions. In this Agreement, the following terms shall have the following meanings:

“Additional Grantors” has the meaning assigned in Section 7.3.

“Agreement” has the meaning set forth in the preamble.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereinafter in effect, or any successor statute.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed.

“Cash Proceeds” has the meaning assigned in Section 9.7.

“Collateral” has the meaning assigned in Section 2.1.

“Collateral Account” means any account established by the Collateral Trustee.

“Collateral Trust Agreement” has the meaning set forth in the recitals.

“Collateral Trustee” has the meaning set forth in the preamble.

“Collateral Records” means books, records, ledger cards, files, correspondence, customer lists, supplier lists, blueprints, technical specifications, manuals, computer software and related documentation, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

“Collateral Support” means all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a Lien or security interest in such real or personal property.

“Company” has the meaning set forth in the preamble.

“Control” means: (i) with respect to any Deposit Accounts, control within the meaning of Section 9-104 of the UCC, (ii) with respect to any Securities Accounts, Security Entitlements, Commodity Contract or Commodity Account, control within the meaning of Section 9-106 of the UCC, (iii) with respect to any Uncertificated Securities, control within the meaning of Section 8-106(c) of the UCC, (iv) with respect to any Certificated Security, control within the meaning of Section 8-106(a) or (b) of the UCC, (v) with respect to any Electronic Chattel Paper, control within the meaning of Section 9-105 of the UCC, (vi) with respect to Letter-of-Credit Rights, control within the meaning of Section 9-107 of the UCC and (vii) with respect to any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), control within the meaning of Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in the jurisdiction relevant to such transferable record.

“Controlled Foreign Corporation” means “controlled foreign corporation” within the meaning of Section 957 of the Internal Revenue Code of 1986, as amended from time to time.

“Copyright Licenses” means any and all written agreements, licenses and covenants providing for the granting of any right in or to any Copyright.

“Copyrights” means all United States, and foreign copyrights (including European Union Community designs), including but not limited to copyrights in software and all rights in and to databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered and whether published or unpublished, protectable designs, moral rights, reversionary interests, termination rights, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications required to be listed in Schedule 5.2(II) under the heading “Copyrights” (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof), (ii) all extensions and renewals thereof, (iii) all rights to sue or otherwise recover for past, present and future infringements thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Grantors” has the meaning set forth in the preamble.

“Guarantor Obligations” means, with respect to any Grantor other than the Company, all obligations and liabilities of such Grantor which may arise under or in connection with this Agreement or any other Junior Lien Document to which such Grantor is a party (including, without limitation, Article 11 of the Indenture), in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all attorney costs that are required to be paid by such Grantor pursuant to the terms of this Agreement or any other Junior Lien Document).

“Indenture” has the meaning set forth in the recitals.

“Insurance” means all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Trustee is the loss payee thereof).

“Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, and all trade secrets and all other confidential or proprietary information and know-how.

“Investment Accounts” means the Collateral Account, Securities Accounts, Commodities Accounts and Deposit Accounts.

“Investment Related Property” means: (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, Investment Accounts and certificates of deposit.

“Material Adverse Effect” means a material adverse effect on (a) the business, results of operations or financial condition of the Company or the Company and its Subsidiaries taken as a whole, (b) the rights and remedies of the Collateral Trustee under any Junior Lien Document or (c) the ability of any Grantor to perform its obligations under any Junior Lien Document to which it is a party.

“Material Intellectual Property” shall mean any Intellectual Property included in the Collateral which is material to the business of any Grantor or is otherwise of material value.

“Patent Licenses” means all written agreements, licenses and covenants providing for the granting of any right in or to any Patent.

“Patents” means all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application required to be listed in Schedule 5.2(II) under the heading “Patents” (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights to sue or otherwise recover for past, present and future infringements thereof, (iv) all licenses, claims, damages, and proceeds of suit arising therefrom, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Pledge Supplement” means any supplement to this Agreement in substantially the form of Exhibit A.

“Pledged Debt” means all indebtedness for borrowed money owed to such Grantor, whether or not evidenced by any Instrument, including, without limitation, all indebtedness described on Schedule 5.2(I) under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof), issued by the obligors named therein, the instruments, if any, evidencing any of the foregoing, any other promissory note at any time issued to or held by any Grantor, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

“Pledged Equity Interests” means all Pledged Stock, Pledged LLC Interests and Pledged Partnership Interests.

“Pledged LLC Interests” means all interests directly owned by a Grantor in any limited liability company and each series thereof including, without limitation, all limited liability company interests listed on Schedule 5.2(I) under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.

“Pledged Partnership Interests” means all interests directly owned by a Grantor in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 5.2(I) under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.

“Pledged Stock” means all shares of capital stock directly owned by a Grantor, including, without limitation, all shares of capital stock described on Schedule 5.2(I) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof), and the certificates, if any, representing such shares and any direct interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

“Quarterly Reporting Date” means the date on which quarterly financial statements are required to be delivered by the Company pursuant to any Junior Lien Document, including without limitation the date on which quarterly and annual reports would be required to be filed with the SEC on Forms 10-Q and 10-K if the Company were required to file such reports.

“Receivables” means all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records; provided, that, Receivables will not include any rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, that are transferred or purported to be transferred in a Permitted Securitization Program.

“Receivables Records” means (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors, secured parties or agents thereof, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

“Secured Obligations” means (i) in the case of the Company, its Junior Lien Obligations (as defined in the Collateral Trust Agreement), and (ii) in the case of each other Grantor, its Guarantor Obligations.

“Secured Parties” means the holders of the Junior Lien Obligations.

“Securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Securities Act” means the Securities Act of 1933, as amended.

“Trademark Licenses” means any and all written agreements, licenses and covenants providing for the granting of any right in or to any Trademark.

“Trademarks” means all United States, and foreign trademarks, trade names, trade dress, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, whether or not registered, including, but not limited to: (i) the registrations and applications required to be listed in Schedule 5.2(II) under the heading “Trademarks” (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to goodwill, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” means the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

1.2	“United States” means the United States of America. Definitions; Interpretation.

(a) In this Agreement, the following capitalized terms shall have the meaning given to them in the UCC (and, if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof): “Account”, “Account Debtor”, “As-Extracted Collateral”, “Bank”, “Certificated Security”, “Chattel Paper”, “Commercial Tort Claims”, “Commodity Account”, “Commodity Contract”, “Consignee”, “Consignment”, “Consignor”, “Deposit Account”, “Document”, “Entitlement Order”, “Electronic Chattel Paper”, “Equipment”, “Farm Products”, “Fixtures”, “General Intangible”, “Goods”, “Health-Care-Insurance Receivable”, “Instrument”, “Inventory”, “Letter of Credit Right”, “Manufactured Home”, “Money”, “Proceeds”, “Record”, “Securities Account”, “Securities Intermediary”, “Security Certificate”, “Security Entitlement”, “Supporting Obligations”, “Tangible Chattel Paper” and “Uncertificated Security”.

(b) All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Collateral Trust Agreement. The incorporation by reference of terms defined in the Collateral Trust Agreement shall survive any termination of the Collateral Trust Agreement until this Agreement is terminated as provided in Section 11 hereof. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. Any references in this Agreement to “Articles” and/or “Sections” which make reference to any particular piece of legislation or statute, including, without limitation, the Bankruptcy Code and/or the UCC shall for greater certainty mean the equivalent section in the applicable piece of legislation to the extent that the context implies reference to such other similar or equivalent legislation as in effect from time to time in any other applicable jurisdiction, as applicable. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The terms lease and license shall include sub-lease and sub-license, as applicable. If any conflict or inconsistency exists between this Agreement and the Collateral Trust Agreement, the Collateral Trust Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2. GRANT OF SECURITY.

2.1 Grant of Security. Each Grantor hereby grants to the Collateral Trustee, for the ratable benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor, subject to the limitations set forth in Section 2.2, including, but not limited to the following, in each case whether now owned or existing or hereafter acquired, created or arising and wherever located (all of which being hereinafter collectively referred to as the “Collateral”), as collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code (and any successor provision thereof)), of such Grantor’s Secured Obligations:

(a) Accounts;

(b) Chattel Paper;

(c) Documents;

(d) Fixtures;

(e) General Intangibles;

(f) Goods (including, without limitation, Inventory and Equipment);

(g) Instruments;

(h) Insurance;

(i) Intellectual Property;

(j) Investment Related Property (including, without limitation, Deposit Accounts);

(k) Letter-of-Credit Rights;

(l) Money;

(m) Receivables and Receivables Records;

(n) Commercial Tort Claims listed on Schedule 5.2(III) (as amended from time to time in accordance with the terms hereof);

(o) to the extent not otherwise included above, all other personal property of any kind and all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

(p) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

Notwithstanding anything herein to the contrary, each of (i) the lien and security interest granted to the Collateral Trustee pursuant to this Agreement and (ii) the exercise of any right or remedy by such Collateral Trustee hereunder is subject to the provisions of the Collateral Trust Agreement and subordinate to the security interests granted to the Collateral Trustee for the benefit of the Priority Lien Representatives and the holders of the Priority Lien Debt. In the event of any conflict between the terms of the Collateral Trust Agreement and this Agreement, the terms of the Collateral Trust Agreement will govern.

2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to any of the following (the “Excluded Property”) (a) any lease, license, contract, property right or agreement to which any Grantor is a party, and any of its rights or interests thereunder, if and to the extent that a security interest is (i) prohibited by or in violation of any law, rule or regulation applicable to such Grantor, or (ii) will constitute or result in a breach, termination or default under or requires any consent not obtained under any such lease, license, contract, property right or agreement (other than to the extent that any such law, rule, regulation, term, provision or condition would be rendered ineffective with respect to the creation of the security interest in the Collateral pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided that the Collateral shall include (and such security interest shall attach to any such lease, license, contract, property right or agreement) immediately at such time as any such contractual or legal prohibition shall no longer be applicable and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property right or agreement not subject to the prohibitions specified in subclauses (i) or (ii) of this clause (a); provided further that the exclusions referred to in clause (a) of this Section 2.2 shall not include any Proceeds of any such lease, license, contract, property right or agreement; (b) any real property or fixtures located outside of the United States and any leasehold interests in real property; (c) any of the outstanding capital stock of a Controlled Foreign Corporation in excess of 65% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote; provided that immediately upon the amendment of the Internal Revenue Code of 1986, as amended from time to time, to allow the pledge of a greater percentage of the voting power of capital stock in a Controlled Foreign Corporation without adverse tax consequences, the Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of capital stock of each Controlled Foreign Corporation; (d) any other property or assets in which a Lien cannot be perfected by (i) the filing of a financing statement under the UCC of the relevant jurisdiction or (ii) a filing at the U.S. Patent and Trademark Office or the U.S. Copyright Offices, so long as the aggregate Fair Market Value of all such property and assets does not at any one time exceed $20.0 million; (e) any deposit account for taxes, payroll, employee benefits or similar items and any other account or financial asset in which such security interest would be unlawful or in violation of any Plan or employee benefit agreement; (f) accounts receivable and related assets transferred or purported to be transferred in a Permitted Securitization Program; (g) assets, with respect to which any applicable law prohibits the creation or perfection of security interests therein; (h) Deposit Accounts or checking accounts with a value of less than, or having funds or other assets credited thereto with a value of less than, $1.0 million individually, so long as the aggregate balance of all such deposit and checking accounts does not at any one time exceed $10.0 million; (i) any motor vehicles, vessels and aircraft, or other property subject to a certificate of title; (j) any intent-to-use application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law; (k) any cash or Cash Equivalents securing reimbursement obligations under letters of credit or surety bonds, which letters of credit and surety bonds are otherwise not secured by Priority Liens, Junior Liens or Permitted ABL Liens; and (l) any equity interests in any joint venture with a third party that is not an Affiliate, to the extent a pledge of such equity interests is prohibited by the documents governing such joint venture; provided, however, that Excluded Property shall not include any Proceeds, substitutions or replacements of any Excluded Property referred to above and such Proceeds shall not constitute “Excluded Property” (unless such Proceeds, substitutions or replacements would constitute Excluded Property referred to above).

SECTION 3. SECURITY FOR JUNIOR LIEN OBLIGATIONS; GRANTORS REMAIN LIABLE.

3.1 Intentionally Omitted.

3.2 Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (a) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Trustee or any Secured Party, (b) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Trustee nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Trustee nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Collateral Trustee of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4. CERTAIN PERFECTION REQUIREMENTS.

4.1 Delivery, Control and Intellectual Property Recording Requirements—Collateral Owned on the Original Issue Date.

With respect to any Collateral owned by a Grantor on the Original Issue Date, each Grantor will use commercially reasonable efforts to take the following actions on the Original Issue Date and to the extent any actions cannot be taken by the Original Issue Date, each Grantor will use commercially reasonable efforts to take such actions promptly following the Original Issue Date (but in any event no later than 90 days thereafter):

(a) With respect to any Certificated Securities included in the Collateral, each Grantor shall deliver to the Collateral Trustee the Security Certificates evidencing such Certificated Securities duly indorsed by an effective indorsement (within the meaning of Section 8-107 of the UCC), or accompanied by share transfer powers or other instruments of transfer duly endorsed by such an effective endorsement, in each case, to the Collateral Trustee or in blank. In addition, each Grantor shall cause any certificates, if any, evidencing any Pledged Equity Interests, including, without limitation, any Pledged Partnership Interests or Pledged LLC Interests, to be similarly delivered to the Collateral Trustee regardless of whether such Pledged Equity Interests constitute Certificated Securities;

(b) With respect to any Instruments included in the Collateral, each Grantor shall use commercially reasonable efforts to deliver to the Collateral Trustee all such Instruments duly indorsed in blank; provided, however, that such delivery requirement shall not apply to any Instruments having a face amount of less than $4.0 million;

(c) With respect to any Tangible Chattel Paper included in the Collateral, each Grantor shall use commercially reasonable efforts to deliver to the Collateral Trustee all such Tangible Chattel Paper duly indorsed in blank; provided, however, that such delivery requirement shall not apply to (i) any Tangible Chattel Paper having a face amount of less than $7.5 million and (ii) any Tangible Chattel Paper relating to accounts receivable payable by a Person that is not a Grantor that are due to a Grantor within 60 days of sale and that arise in the ordinary course of business pursuant to forms of sales documentation containing a grant or reservation of security interest clause in favor of a Grantor;

(d) With respect to any Deposit Accounts, Securities Accounts, Security Entitlements, Commodity Accounts and Commodity Contracts included in the Collateral, each Grantor shall use commercially reasonable efforts to cause the Collateral Trustee to have Control thereof, for any Deposit Accounts, Securities Accounts, Security Entitlements, Commodity Accounts and Commodity Contracts as set forth on Schedule 5.2(I) as of the Original Issue Date; provided, however, that such Control requirement shall not apply to any accounts held outside of the United States. With respect to any Securities Accounts or Securities Entitlements, such Control shall be accomplished by the Grantor causing the Securities Intermediary maintaining such Securities Account or Security Entitlement to enter into an agreement in form and substance reasonably satisfactory to the Collateral Trustee pursuant to which the Securities Intermediary shall agree to comply with the Collateral Trustee’s Entitlement Orders in accordance with and subject to the Collateral Trust Agreement without further consent by such Grantor; provided, further, the Collateral Trustee agrees that it shall not issue any Entitlement Order unless a Secured Debt Default has occurred and is continuing. With respect to any Deposit Account, each Grantor shall cause the depositary institution maintaining such account to enter into an agreement in form and substance reasonably satisfactory to the Collateral Trustee, pursuant to which the Bank shall agree to, upon notice from the Collateral Trustee that a Secured Debt Default has occurred and is continuing, comply with the Collateral Trustee’s instructions with respect to disposition of funds in the Deposit Account without further consent by such Grantor. With respect to any Commodity Accounts or Commodity Contracts each Grantor shall cause Control in favor of the Collateral Trustee in a manner reasonably acceptable to the Collateral Trustee;

(e) With respect to any Uncertificated Security included in the Collateral (other than any Uncertificated Securities credited to a Securities Account), each Grantor shall use commercially reasonable efforts to cause the issuer of such Uncertificated Security to either (i) so long as a Secured Debt Default has occurred and is continuing, register the Collateral Trustee as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement in form and substance reasonably satisfactory to the Collateral Trustee, pursuant to which such issuer agrees to, upon notice from the Collateral Trustee that a Secured Debt Default has occurred and is continuing, comply with the Collateral Trustee’s instructions with respect to such Uncertificated Security in accordance with and subject to the Collateral Trust Agreement without further consent by such Grantor; provided, however, that the foregoing requirement shall not apply to any Uncertificated Security having a value of less than $1.0 million;

(f) With respect to any Letter-of-Credit Rights included in the Collateral (other than any Letter-of-Credit Rights constituting a Supporting Obligation for a Receivable in which the Collateral Trustee has a valid and perfected security interest), Grantor shall use commercially reasonable efforts to ensure that Collateral Trustee has Control thereof by obtaining the written consent of each issuer of each related letter of credit to the assignment of the proceeds of such letter of credit to the Collateral Trustee; provided, however, that such Control requirement shall not apply to any letter of credit having a principal amount of less than $2.0 million;

(g) With respect to any Electronic Chattel Paper or “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) included in the Collateral, each Grantor shall use commercially reasonable efforts to ensure that the Collateral Trustee has Control thereof; provided, however, that such Control requirement shall not apply to any Electronic Chattel Paper or transferable record (i) having a face amount of less than $7.5 million and (ii) relating to accounts receivable payable by a Person that is not a Grantor that are due to a Grantor within 60 days of sale and that arise in the ordinary course of business pursuant to forms of sales documentation containing a grant or reservation of security interest clause in favor of a Grantor;

(h) In the case of any Collateral (whether now owned or hereafter acquired or created) consisting of U.S. Patents and Patent Licenses in respect of U.S. Patents for which any Grantor is the exclusive licensee, Grantor shall execute and deliver to the Collateral Trustee a Patent Security Agreement in substantially the form of Exhibit D hereto (or a supplement thereto) covering all such Patents and Patent Licenses in appropriate form for recordation with the U.S. Patent and Trademark Office with respect to the security interest of the Collateral Trustee;

(i) In the case of any Collateral (whether now owned or hereafter acquired or created) consisting of U.S. Trademarks and Trademark Licenses in respect of registered U.S. Trademarks for which any Grantor is the exclusive licensee, Grantor shall execute and deliver to the Collateral Trustee a Trademark Security Agreement in substantially the form of Exhibit B hereto (or a supplement thereto) covering all such Trademarks and Trademark Licenses in appropriate form for recordation with the U.S. Patent and Trademark Office with respect to the security interest of the Collateral Trustee; and

(j) In the case of any Collateral (whether now owned or hereafter acquired or created) consisting of registered U.S. Copyrights and Copyright Licenses in respect of registered U.S. Copyrights for which any Grantor is the exclusive licensee, Grantor shall execute and deliver to the Collateral Trustee a Copyright Security Agreement in substantially the form of Exhibit C hereto (or a supplement thereto) covering all such Copyright and Copyright Licenses in appropriate form for recordation with the U.S. Copyright Office with respect to the security interest of the Collateral Trustee.

With respect to Section 4.1(b), (c), (d), (e), (f) and (g), to the extent after using commercially reasonable efforts a Grantor has not delivered to the Collateral Trustee, ensured the Collateral Trustee has Control, or otherwise satisfied the provisions of such sections with respect to any item of Collateral covered thereby, such Grantor agrees that it will not deliver or give Control over such item of Collateral to any other Person.

4.2 Other Actions. With respect to any Pledged Partnership Interests and Pledged LLC Interests included in the Collateral, if the Grantors own less than 100% of the equity interests in any issuer of such Pledged Partnership Interests or Pledged LLC Interests, Grantors shall use their commercially reasonable efforts to obtain the consent of each other holder of partnership interest or limited liability company interests in such issuer to the security interest of the Collateral Trustee hereunder and following a Secured Debt Default, the transfer of such Pledged Partnership Interests and Pledged LLC Interests to the Collateral Trustee or its designee, and to the substitution of the Collateral Trustee or its designee as a partner or member with all the rights and powers related thereto. Each Grantor consents to the grant by each other Grantor of a Lien in all Investment Related Property to the Collateral Trustee and without limiting the generality of the foregoing consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Trustee or its designee if a Secured Debt Default has occurred and is continuing and to the substitution of the Collateral Trustee or its designee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto if a Secured Debt Default has occurred and is continuing.

4.3 Delivery, Control and Intellectual Property Recording Requirements—Collateral Owned or Acquired after the Original Issue Date. In the event that any Grantor acquires rights in Collateral (including without limitation by acquisition of a new Grantor and the opening of or entering into of any Deposit Account, Securities Account, Security Entitlement, Commodity Account and Commodity Contact) after the Original Issue Date, such Grantor shall use commercially reasonable efforts to take the actions listed in Section 4.1 on the date of acquisition and to the extent any actions cannot be taken by the date of acquisition, such Grantor will use commercially reasonable efforts to take such actions promptly following the date of acquisition, but in any event no later than the Quarterly Reporting Date with respect to the fiscal quarter in which the creation or acquisition occurred.

In the event that any Grantor determines, after the Original Issue Date, that any issued or applied for Patent, registered or applied for Trademark, or registered or applied for Copyright that was previously anticipated to be abandoned, cancelled, or permitted to lapse by such Grantor will not actually be abandoned, cancelled, or permitted to lapse, such Grantor agrees that  with respect to such issued or applied for Patent, registered or applied for Trademark, or registered or applied for Copyright, as applicable, it shall use commercially reasonable efforts to take the actions listed in Section 4.1 (h), (i), and (j) promptly, but, in any event, no later than the Quarterly Reporting Date with respect to the fiscal quarter in which such determination was made.

SECTION 5. REPRESENTATIONS AND WARRANTIES.

Each Grantor hereby represents and warrants, on the date hereof and on the date of incurrence of any Junior Lien Debt, that:

5.1 Grantor Information and Status.

(a) Schedule 5.1(A) (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof) sets forth under the appropriate headings: (1) the full legal name of such Grantor, (2) the type of organization of such Grantor, (3) the jurisdiction of organization of such Grantor, (4) its organizational identification number, if any, and (5) the jurisdiction where the chief executive office or its sole place of business is located;

(b) except as provided on Schedule 5.1(B) (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) and has not done business under any other name, in each case, within the past five (5) years;

(c) it has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated other than the agreements identified on Schedule 5.1(C) (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof);

(d) such Grantor has been duly organized and is validly existing as an entity of the type as set forth opposite such Grantor’s name on Schedule 5.1(A) (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof) solely under the laws of the jurisdiction as set forth opposite such Grantor’s name on Schedule 5.1(A) (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof) and remains duly existing as such. Such Grantor has not filed any certificates of dissolution or liquidation, any certificates of domestication, transfer or continuance in any other jurisdiction;

(e) the execution, delivery and performance by such Grantor of this Agreement are within such Grantor’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) violate the terms of such Grantor’s organizational documents, (b) violate or result in any breach of, or the creation of any Lien under (other than Liens created by this Agreement and other Permitted Liens), or require any payment to be made under (i) any contractual obligation to which such Grantor is a party or which is binding upon such Grantor or the properties of such Grantor or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Grantor or its property is subject; or (c) violate any law; except with respect to any violation or breach (but not creation of Liens) referred to in clause (b) and (c) above, to the extent that such violation or breach could not reasonably be expected to have a Material Adverse Effect; and

(f) this Agreement has been duly executed and delivered by such Grantor, and constitutes a legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

5.2 Collateral Identification, Special Collateral.

(a) Schedule 5.2 (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof) sets forth under the appropriate headings all of such Grantor’s: (1) Pledged Equity Interests, (2) Pledged Debt, (3) Securities Accounts with a value equal or greater than $1.0 million, (4) Deposit Accounts with a value equal or greater than $1.0 million, (5) Commodity Contracts and Commodity Accounts with a value equal or greater than $1.0 million, (6) all United States registrations of and applications for Patents, Trademarks, and Copyrights owned by each Grantor, (7) Commercial Tort Claims other than any Commercial Tort Claims having a value of less than $2.0 million, (8) Letter-of-Credit Rights (other than any Letter-of-Credit Rights constituting a Supporting Obligation for a Receivable in which the Collateral Trustee has a valid and perfected security interest) for letters of credit other than any Letter-of-Credit Rights worth less than $2.0 million individually or $4.0 million in the aggregate and (9) the name and address of any warehouseman, or bailee in possession of any Inventory, Equipment and other tangible personal property other than any Inventory, Equipment or other tangible personal property having a value less than $10.0 million in the aggregate;

(b) except as provided in Section 6.2(a), none of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) As-Extracted Collateral, (3) Manufactured Homes, (4) Health-Care-Insurance Receivables; (5) timber to be cut, or (6) aircraft, aircraft engines, satellites, ships or railroad rolling stock; and

(c) all written information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

5.3 Ownership of Collateral and Absence of Other Liens.

(a) it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired (including by way of lease or license), will continue to own or have such rights in each item of the Collateral (except as otherwise permitted by the Junior Lien Documents), in each case free and clear of any and all Liens, rights or claims of all other Persons, other than (i) any Permitted Liens and (ii) the Lien granted to the Collateral Trustee pursuant to this Agreement; and

(b) other than any financing statements filed in favor of the Collateral Trustee, no effective financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which duly authorized proper termination statements have been delivered to the Collateral Trustee for filing and (y) financing statements filed in connection with Permitted Liens. Other than the Collateral Trustee and any automatic control in favor of a Bank, Securities Intermediary or commodity intermediary maintaining a Deposit Account, Securities Account or Commodity Contract, no Person is in Control of any Collateral.

5.4 Status of Security Interest.

(a) upon the filing of financing statements naming each Grantor as “debtor” and the Collateral Trustee as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 5.4 hereof (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof), the security interest of the Collateral Trustee in all Collateral in the United States that can be perfected by the filing of a financing statement under the UCC as in effect in the relevant jurisdiction will constitute a valid, perfected, first priority Lien subject in the case of priority only, to the Priority Liens and any Permitted Prior Liens with respect to such Collateral;

(b) to the extent perfection or priority of the security interest therein is not subject to Article 9 of the UCC, upon recordation of the security interests granted hereunder in U.S. Patents, U.S. Trademarks and U.S. Copyrights in the United States Patent and Trademark Office and the United States Copyright Office, such security interests granted to the Collateral Trustee hereunder shall constitute valid, perfected, first priority Liens (subject, in the case of priority only, to Priority Liens and Permitted Prior Liens); and

(c) no authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other Person in the United States is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Trustee hereunder or (ii) the exercise by the Collateral Trustee of any rights or remedies in respect of any Collateral located in the United States whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clauses (a) and (b) above or otherwise required to perfect Liens on the Collateral and (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities.

5.5 Goods and Receivables.

(a) the Receivables that constitute Collateral, taken as a whole, (i) are the legal, valid and binding obligation of the Account Debtor in respect thereof, representing unsatisfied obligations of such Account Debtor, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, (ii) are enforceable in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, (iii) are not subject to any credits, rights of recoupment, setoffs, defenses, taxes, counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business with respect to damaged merchandise) and (iv) are in compliance with all material applicable laws, whether federal, state, local or foreign in all material respects; and

(b) any Goods produced by any Grantor included in the Collateral have been produced in compliance with the requirements of the Fair Labor Standards Act, as amended, and the rules and regulations promulgated thereunder, in all material respects.

5.6 Pledged Equity Interests, Investment Related Property. There are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests. All of the Pledged Equity Interests as to which the Company or a Restricted Subsidiary is the issuer have been duly and validly issued and are fully paid and nonassessable.

5.7 Intellectual Property.

(a) it is the sole and exclusive owner of the entire right, title, and interest in and to substantially all Intellectual Property listed on Schedule 5.2 (as such schedule may be amended or supplemented from time to time in accordance with the terms hereof), and owns or has the valid right to use and, where Grantor does so, sublicense others to use, all other Intellectual Property used in or necessary to conduct its business, free and clear of all Liens, claims, encumbrances and licenses, except for Permitted Liens;

(b) all Material Intellectual Property is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, nor, in the case of Patents, is any of the Material Intellectual Property the subject of a reexamination proceeding, and each Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Copyrights, Patents and Trademarks constituting Material Intellectual Property in full force and effect;

(c) to the Grantor’s actual knowledge, all of its Material Intellectual Property is valid and enforceable; no holding, decision, ruling, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity or scope of, such Grantor’s right to register, or such Grantor’s rights to own or use, any Material Intellectual Property and no such action or proceeding is pending or, to such Grantor’s knowledge, threatened;

(d) each Grantor has taken commercially reasonable steps to protect the confidentiality of its trade secrets;

(e) each Grantor uses adequate standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all Trademark Collateral and has taken all action necessary to insure that all licensees of the Trademark Collateral owned by such Grantor use such adequate standards of quality, in each case, to the extent constituting Material Intellectual Property; and

(f) except as set forth on Schedule 5.7, no claim, action, suit, investigation, litigation or proceeding has been asserted in writing or is pending or, to such Grantor’s knowledge, threatened against such Grantor (i) based upon or challenging or seeking to deny or restrict the Grantor’s rights in or use of any of the Material Intellectual Property owned by such Grantor, (ii) alleging that the Grantor’s rights in or use of the Material Intellectual Property owned by such Grantor or that any services provided by, processes used by, or products manufactured or sold by, such Grantor infringe, misappropriate, dilute, misuse or otherwise violate any Patent, Trademark, Copyright or any other proprietary right of any third party in any material respect, or (iii) alleging that any Material Intellectual Property is being licensed or sublicensed in material violation or contravention of the terms of any license or other agreement. To such Grantor’s knowledge, no Person is engaging in any activity that infringes, misappropriates, dilutes, misuses or otherwise violates any Material Intellectual Property owned by such Grantor or the Grantor’s rights in or use thereof in any material respect. Such Grantor has not granted any license, release, covenant not to sue, non-assertion assurance, or other right to any Person with respect to any part of the Intellectual Property that is Collateral that restricts such Grantor’s business in any material respect. The consummation of the transactions contemplated by the Junior Lien Documents will not result in the termination or impairment of any of the Intellectual Property that is Collateral.

SECTION 6.COVENANTS AND AGREEMENTS.
Each Grantor hereby covenants and agrees that:
6.1	Grantor Information and Status.

(a) without limiting any prohibitions or restrictions on mergers or other transactions set forth in the Junior Lien Documents, it shall not change such Grantor’s name, identity, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise), sole place of business (if any), chief executive office, type of organization or jurisdiction of organization unless it shall have (a) notified the Collateral Trustee in writing at least thirty (30) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, sole place of business (if any), chief executive office or jurisdiction of organization and providing such other information in connection therewith as the Collateral Trustee may reasonably request and (b) taken all actions necessary or, in the Collateral Trustee’s reasonable judgment, advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Trustee’s security interest in the Collateral granted or intended to be granted and agreed to hereby, which shall include, without limitation, executing and delivering to the Collateral Trustee a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, confirming the grant of the security interest hereunder.

6.2 Collateral Identification; Special Collateral.

(a) in the event that it hereafter acquires any Collateral of a type described in Section 5.2(b) hereof, it shall promptly notify the Collateral Trustee thereof in writing and take such actions and, subject to Section 4.3, execute such documents and make such filings all at Grantor’s expense as the Collateral Trustee may reasonably request in order to ensure that the Collateral Trustee has a valid, perfected, first priority security interest in such Collateral, subject in the case of priority only, to any Priority Liens and Permitted Prior Liens. Notwithstanding the foregoing, no Grantor shall be required to notify the Collateral Trustee or take any such action unless such Collateral is of a material value or is material to such Grantor’s business.

(b) in the event that it hereafter acquires or has any Commercial Tort Claim in excess of $2.0 million individually or $4.0 million in the aggregate, subject to Section 4.3, it shall deliver to the Collateral Trustee a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

6.3 Ownership of Collateral and Absence of Other Liens.

(a) except for the security interest created by this Agreement or otherwise in favor of the Collateral Trustee, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, other than Permitted Liens, and such Grantor shall use commercially reasonable efforts to defend the Collateral against all Persons, other than Persons with Permitted Liens on Collateral, at any time claiming any interest therein;

(b) upon such Grantor or any officer of such Grantor obtaining actual knowledge thereof, it shall promptly notify the Collateral Trustee in writing of any event that would be reasonably expected to have a material adverse effect on the value of the Collateral taken as a whole or any material portion thereof, the ability of any Grantor or the Collateral Trustee to dispose of the Collateral taken as a whole or any material portion thereof, or the rights and remedies of the Collateral Trustee in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any material portion thereof; and

(c) it shall not sell, transfer or assign (by operation of law or otherwise) or exclusively license to another Person any Collateral except as otherwise permitted or not prohibited by the Junior Lien Documents.

6.4 Status of Security Interest.

(a) subject to the limitations set forth in subsection (b) of this Section 6.4, each Grantor shall maintain the security interest of the Collateral Trustee hereunder in all Collateral in the United States as valid, perfected, first priority Liens (subject, in the case of priority only, to Priority Liens and Permitted Prior Liens).

(b) notwithstanding the foregoing, no Grantor shall be required to take any action to maintain the security interest of the Collateral Trustee hereunder, except those actions required to be taken under Article 4 and Section 7.2 hereof.

6.5 Goods and Receivables.

(a) if any Equipment or Inventory in excess of $10.0 million in the aggregate is in possession or control of any warehouseman, bailee or other third party (other than a Consignee under a Consignment for which such Grantor is the Consignor and other than Equipment or Inventory located at a leased premises or at a customer location), each Grantor shall use commercially reasonable efforts to notify the third party of the Collateral Trustee’s security interest and obtain an acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of the Collateral Trustee and will permit the Collateral Trustee to have access to Equipment or Inventory for purposes of inspecting such Collateral or, following the occurrence and during the continuance of a Secured Debt Default, to remove same from such premises if the Collateral Trustee so elects; and with respect to any Goods in excess of $10.0 million in the aggregate subject to a Consignment for which such Grantor is the Consignor, Grantor shall file appropriate financing statements against the Consignee and take such other action as may be reasonably necessary to ensure that the Grantor has a first priority perfected security interest in such Goods (subject, in the case of priority only, to Priority Liens and Permitted Prior Liens); and

(b) at any time following the occurrence and during the continuation of a Secured Debt Default, the Collateral Trustee may: (1) direct the Account Debtors under any Receivables included in the Collateral to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Trustee; (2) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables included in the Collateral have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Trustee; and (3) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, in each case in accordance with and subject to the Collateral Trust Agreement. If the Collateral Trustee notifies any Grantor that it has elected to collect the Receivables included in the Collateral in accordance with the preceding sentence, any payments of such Receivables received by such Grantor shall be promptly deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Trustee if required, in the Collateral Account maintained under the sole dominion and control of the Collateral Trustee, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of such Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Trustee hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any such Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon.

6.6 Pledged Equity Interests, Investment Related Property.

(a) except as provided in the next sentence, and subject to Section 6.4, in the event such Grantor receives any dividends, interest or distributions on any Pledged Equity Interest or other Investment Related Property, upon the merger, consolidation, liquidation or dissolution of any issuer of any Pledged Equity Interest or Investment Related Property (other than a merger or consolidation with, or a liquidation or dissolution the proceeds of which are distributed to another Grantor), then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall immediately take all steps, if any, that are necessary or, in the Collateral Trustee’s reasonable judgment, advisable to ensure the validity, perfection, priority and, if applicable, control of the Collateral Trustee over such Investment Related Property (including, without limitation, delivery thereof to the Collateral Trustee) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Trustee and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor. Notwithstanding the foregoing, so long as no Secured Debt Default shall have occurred and be continuing, the Collateral Trustee authorizes each Grantor to retain all ordinary cash dividends and distributions paid in the normal course of the business of the issuer and consistent with the past practice of the issuer and all scheduled payments of principal and interest;

(b) so long as no Secured Debt Default shall have occurred and be continuing, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose.

(c) upon the occurrence and during the continuation of a Secured Debt Default and upon written notice from the Collateral Trustee to such Grantor of the Collateral Trustee’s intention to exercise such rights:

(1)	all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Trustee who shall thereupon have the sole right to exercise such voting and other consensual rights in accordance with and subject to the Collateral Trust Agreement; and

(2)	in order to permit the Collateral Trustee to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (A) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Trustee all proxies, dividend payment orders and other instruments as the Collateral Trustee may from time to time reasonably request and (B) each Grantor acknowledges that the Collateral Trustee may utilize the power of attorney set forth in Section 8.1; and

(d) except as expressly permitted by the Junior Lien Documents, without the prior written consent of the Collateral Trustee, it shall not vote to enable or take any other action to: cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing, such Grantor shall promptly notify the Collateral Trustee in writing of any such election or action and, in such event, shall take all steps necessary or, in the Collateral Trustee’s reasonable judgment, advisable to establish the Collateral Trustee’s “Control” thereof.

6.7 Intellectual Property.

(a) with respect to its Material Intellectual Property, each Grantor (i) agrees to take, at its expense, all commercially reasonable steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority, to (A) maintain the validity and enforceability of such Intellectual Property that is Collateral and maintain such Intellectual Property that is Collateral in full force and effect (in accordance with the exercise of such Grantor’s reasonable business discretion), and (B) pursue the registration and maintenance (in accordance with the exercise of such Grantor’s reasonable business discretion) of each Patent, Trademark, or Copyright registration or application, now or hereafter included in such Intellectual Property that is Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings, and (ii) shall not without the written consent of the Collateral Trustee, discontinue use of or otherwise abandon any Intellectual Property that is Collateral, or abandon any right to file an application for Patent, Trademark, or Copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property that is Collateral is no longer desirable in the conduct of such Grantor’s business and that the loss or abandonment thereof would not be reasonably likely to have a Material Adverse Effect;

(b) no later than the next Quarterly Reporting Date with respect to any fiscal quarter, each Grantor agrees to notify the Collateral Trustee if such Grantor becomes aware of (i) a Material Adverse Effect arising from the fact that any registered item of the Material Intellectual Property owned by such Grantor may have become abandoned, placed in the public domain, invalid or unenforceable (other than as a result of the expiration of the statutory term for such Intellectual Property that is Collateral), or of any materially adverse determination regarding such Grantor’s ownership of any of the Intellectual Property that is Collateral or its right to register the same or to keep and maintain and enforce the same, or (ii) any materially adverse determination regarding any item of the Intellectual Property that is Collateral, in each case occurring during such fiscal quarter;

(c) in the event that any Material Intellectual Property owned by or exclusively licensed to any Grantor is infringed or misappropriated by a third party and Grantor becomes aware of such infringement or misappropriation, such Grantor shall take such actions in its commercially reasonable judgment to stop such infringement or misappropriation and protect its rights in such Material Intellectual Property including, but not limited to, the initiation of a suit for infringement or misappropriation and for an injunction against such infringement or misappropriation; and

(d) subject to such Grantor’s reasonable business judgment, it shall take commercially reasonable steps, consistent with industry standards, to protect the secrecy of all trade secrets, including, without limitation, entering into confidentiality agreements with employees and consultants, non-disclosure agreements with third parties and labeling and restricting access to such trade secrets.

SECTION 7. RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS.

7.1 Right of Inspection. The Collateral Trustee shall have access and inspection rights with respect to the Grantors and the Collateral as provided for in the Collateral Trust Agreement.

7.2 Further Assurances.

(a) Subject to Section 6.4, each Grantor agrees that from time to time, at the expense of such Grantor, it shall promptly execute and deliver all further instruments and documents (including preparing and making all necessary filings to perfect the security interest granted to the Collateral Trustee herein), and take all further action, that may be reasonably necessary, or that the Collateral Trustee may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Collateral Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

(i) file (or authorize the filing of) such financing or continuation statements, or amendments thereto, record security interests in Intellectual Property and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary, or as the Collateral Trustee may reasonably request, in order to effect, reflect, perfect and preserve the security interests granted or purported to be granted hereby;

(ii) take all actions necessary to ensure the recordation of appropriate evidence of the Liens and security interest granted hereunder in the Intellectual Property with any intellectual property registry in the United States in which said Intellectual Property is registered or issued or in which an application for registration or issuance is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office and the various Secretaries of State;

(iii) at the Collateral Trustee’s reasonable request, appear in and defend any action or proceeding that would reasonably be expected to materially affect such Grantor’s title to or the Collateral Trustee’s security interest in all or any material part of the Collateral; and

(iv) furnish the Collateral Trustee with such information regarding the Collateral, including, without limitation, the location thereof, as the Collateral Trustee may reasonably request from time to time.

(b) Each Grantor hereby authorizes the Collateral Trustee to file a Record or Records, including, without limitation, financing or continuation statements, intellectual property security agreements and amendments to any of the foregoing, in any jurisdictions and with any filing offices as the Collateral Trustee may reasonably determine are necessary to perfect the security interest granted to the Collateral Trustee herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Trustee may reasonably determine is necessary to ensure the perfection of the security interest in the Collateral granted to the Collateral Trustee herein, including, without limitation, describing such property as “all assets, whether now owned or hereafter acquired” or words of similar effect. Each Grantor shall furnish to the Collateral Trustee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Trustee may reasonably request, all in reasonable detail.

(c) As the Collateral Trustee may reasonably request from time to time, each Grantor shall update, to the extent necessary, Schedule 5.2-II (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by such Grantor after the date hereof or to delete any reference to any right, title or interest in any Intellectual Property in which such Grantor no longer has or claims any right, title or interest.

7.3 Additional Grantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a Pledge Supplement. Upon delivery of any such Pledge Supplement to the Collateral Trustee, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if the Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Trustee not to cause any Subsidiary of the Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 8. COLLATERAL TRUSTEE APPOINTED ATTORNEY-IN-FACT.

8.1 Power of Attorney. Until the Discharge of Junior Lien Obligations, each Grantor hereby irrevocably appoints the Collateral Trustee (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Trustee or otherwise, from time to time in the Collateral Trustee’s discretion to take any action and to execute any instrument that the Collateral Trustee may deem reasonably necessary or, in the Collateral Trustee’s reasonable judgment, advisable to accomplish the purposes of this Agreement, including, without limitation, the following:

(a) upon the occurrence and during the continuance of any Secured Debt Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Trustee pursuant to the Junior Lien Documents or the Collateral Trust Agreement;

(b) upon the occurrence and during the continuance of any Secured Debt Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c) upon the occurrence and during the continuance of any Secured Debt Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d) upon the occurrence and during the continuance of any Secured Debt Default, to file any claims or take any action or institute any proceedings that the Collateral Trustee may deem necessary for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Trustee with respect to any of the Collateral;

(e) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the Lien and security interest granted herein in the Intellectual Property in the name of such Grantor as debtor;

(f) upon occurrence and during the continuance of a Secured Debt Default, to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Priority Liens or Permitted Prior Liens) levied or placed upon or threatened against the Collateral, and which the applicable Grantor has not paid or discharged when required hereunder or the validity thereof is being contested in good faith by appropriate proceedings, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Trustee in its reasonable discretion, any such payments made by the Collateral Trustee to become obligations of such Grantor to the Collateral Trustee, due and payable immediately without demand; and

(g) upon occurrence and during the continuance of a Secured Debt Default, generally to sell, transfer, lease, license, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Trustee were the absolute owner thereof for all purposes, and to do, at the Collateral Trustee’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Trustee deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Trustee’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

8.2 No Duty on the Part of Collateral Trustee or Secured Parties. The powers conferred on the Collateral Trustee hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Trustee or any Secured Party to exercise any such powers. The Collateral Trustee and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith or willful misconduct.

SECTION 9.REMEDIES.
9.1	Generally.

(a) If any Secured Debt Default shall have occurred and be continuing, the Collateral Trustee may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Trustee on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may, without limiting the generality of the foregoing, pursue any of the following separately, successively or simultaneously, in each case without demand of performance or any other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived):

(i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Trustee forthwith, assemble all or part of the Collateral as directed by the Collateral Trustee and make it available to the Collateral Trustee at a place to be designated by the Collateral Trustee that is reasonably convenient to both parties;

(ii) enter onto the property during normal business hours where any Collateral is located and take possession thereof with or without judicial process;

(iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Trustee reasonably deems appropriate; and

(iv) without notice except as specified below or under the UCC, collect, receive, appropriate and realize upon the Collateral or any part thereof, and/or sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Trustee’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Trustee may deem commercially reasonable.

(b) The Collateral Trustee or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Trustee, as collateral trustee for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Trustee at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor (or such greater minimum amount if prescribed by applicable law) of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Trustee to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Collateral Trustee arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Trustee accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the reasonable fees of any attorneys employed by the Collateral Trustee to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Trustee, that the Collateral Trustee has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way limit the rights of the Collateral Trustee hereunder.

(c) The Collateral Trustee may sell the Collateral without giving any warranties as to the Collateral. The Collateral Trustee may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d) The Collateral Trustee shall have no obligation to marshal any of the Collateral.

9.2 Application of Proceeds. All proceeds received by the Collateral Trustee in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Trustee in accordance with Section 3.4 of the Collateral Trust Agreement.

9.3 Sales on Credit. If the Collateral Trustee sells any of the Collateral upon credit, the Grantor will be credited only with payments actually made by purchaser and received by the Collateral Trustee and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Collateral Trustee may resell the Collateral and the Grantor shall be credited with proceeds of the sale.

9.4 Investment Related Property. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Trustee may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Trustee shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Trustee determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Trustee all such information as the Collateral Trustee may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Trustee in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

9.5 Grant of Intellectual Property License. For the purpose of enabling the Collateral Trustee, during the continuance of a Secured Debt Default, to exercise rights and remedies under Section 9 hereof at such time as the Collateral Trustee shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Trustee, to the extent assignable by such Grantor, an irrevocable (during the continuance of the Secured Debt Default), non-exclusive license (subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademark, to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired or created by such Grantor, wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof; provided, however, that nothing in this Section 9.5 shall require any Grantor to grant any license that is prohibited by any rule of law, statute or regulation or is prohibited by, or constitutes a breach or default under or results in the termination of or gives rise to any right of acceleration, modification or cancellation under any contract, license, agreement, instrument or other document evidencing, giving rise to a right to use or theretofore granted with respect to such property.

9.6 Intellectual Property.

Anything contained herein to the contrary notwithstanding, in addition to the other rights and remedies provided herein, upon the occurrence and during the continuation of a Secured Debt Default:

(a) upon written demand from the Collateral Trustee, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Trustee or such Collateral Trustee’s designee all of such Grantor’s right, title and interest in and to the Intellectual Property and shall execute and deliver to the Collateral Trustee such documents as are reasonably necessary to carry out the intent and purposes of this Agreement;

(b) within five (5) Business Days after written notice from the Collateral Trustee, each Grantor shall make available to the Collateral Trustee, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ on the date of such Secured Debt Default as the Collateral Trustee may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, such persons to be available to perform their prior functions on the Collateral Trustee’s behalf and to be compensated by the Collateral Trustee at such Grantor’s expense on a per diem, pro rata basis consistent with the salary and benefit structure applicable to each as of the date of such Secured Debt Default; and

(c) the Collateral Trustee shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Trustee, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

(i) all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Trustee hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Trustee in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 9.7 hereof; and

(ii) other than in the ordinary course of business as was generally conducted by it on or prior to the date hereof, such Grantor shall not (x) adjust, settle or compromise the amount or payment of any such amount, (y) release wholly or partly any obligor with respect thereto or (z) allow any credit or discount thereon.

9.7 Cash Proceeds; Deposit Accounts.

(a) If any Secured Debt Default shall have occurred and be continuing, in addition to the rights of the Collateral Trustee specified in Section 6.5 with respect to payments of Receivables, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other near-cash items (collectively, “Cash Proceeds”) shall be held by such Grantor in trust for the Collateral Trustee, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Trustee in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Trustee, if required) and held by the Collateral Trustee in the Collateral Account. Any Cash Proceeds received by the Collateral Trustee (whether from a Grantor or otherwise) may, in the reasonable discretion of the Collateral Trustee, (A) be held by the Collateral Trustee for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Collateral Trustee against the Secured Obligations then due and owing.

(b) If any Secured Debt Default shall have occurred and be continuing, the Collateral Trustee may, apply the balance from any Collateral Account or instruct the bank at which such account is maintained to pay the balance of any such account to or for the benefit of the Collateral Trustee.

SECTION 10. COLLATERAL TRUSTEE; COLLATERAL TRUST AGREEMENT.

(a) The Collateral Trustee has been appointed to act as Collateral Trustee hereunder by the Secured Parties. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Trustee for the benefit of Secured Parties in accordance with the terms of this Section.

(b) Notwithstanding anything herein to the contrary, the Lien and security interest granted to the Collateral Trustee pursuant to this Agreement and the exercise of any right or remedy by such Collateral Trustee hereunder are subject to the terms of the Collateral Trust Agreement.

SECTION 11. CONTINUING SECURITY INTEREST.

This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the Discharge of Junior Lien Obligations, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Trustee hereunder, to the benefit of the Collateral Trustee and its successors, transferees and assigns. To the extent a release is expressly permitted pursuant to Section 4.1(a)(1) of the Collateral Trust Agreement, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to Grantors. Upon any such termination the Collateral Trustee shall, at Grantors’ expense, execute and deliver to Grantors or otherwise authorize the filing of such documents as Grantors shall reasonably request and provide, including financing statement amendments to evidence such termination. To the extent a release is expressly permitted pursuant to Section 4.1 of the Collateral Trust Agreement (other than Section 4.1(a)(1) thereof), the Liens granted herein shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person. The Collateral Trustee shall, at Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as Grantors shall reasonably request and provide, in form and substance reasonably satisfactory to the Collateral Trustee, including financing statement amendments to evidence such release.

SECTION 12. STANDARD OF CARE; COLLATERAL TRUSTEE MAY PERFORM.

The powers conferred on the Collateral Trustee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Trustee shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Trustee shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Trustee accords its own property. Neither the Collateral Trustee nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Collateral Trustee may (but without an obligation to do so) itself perform, or cause performance of, such agreement, and the expenses of the Collateral Trustee incurred in connection therewith shall be payable by each Grantor under Section 7.10 of the Collateral Trust Agreement.

SECTION 13. MISCELLANEOUS.

Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 7.7 of the Collateral Trust Agreement. No failure or delay on the part of the Collateral Trustee in the exercise of any power, right or privilege hereunder or under any other Junior Lien Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the Collateral Trust Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or a Secured Debt Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Trustee and Grantors and their respective successors and assigns. No Grantor shall, without the prior written consent of the Collateral Trustee given in accordance with the Collateral Trust Agreement, assign any right, duty or obligation hereunder. This Agreement and the Collateral Trust Agreement and the other Junior Lien Documents embody the entire agreement and understanding between Grantors and the Collateral Trustee and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Collateral Trust Agreement may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed signature page to this Agreement by facsimile, .pdf file or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

THE PROVISIONS OF THE COLLATERAL TRUST AGREEMENT UNDER THE HEADINGS “CONSENT TO JURISDICTION” AND “WAIVER OF JURY TRIAL” ARE INCORPORATED HEREIN BY THIS REFERENCE AND SUCH INCORPORATION SHALL SURVIVE ANY TERMINATION OF THE COLLATERAL TRUST AGREEMENT.

Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Trustee pursuant to this Agreement and the exercise of any right or remedy by the Collateral Trustee hereunder may be subject to the provisions of an ABL Intercreditor Agreement. In the event of any conflict between the terms of an ABL Intercreditor Agreement and this Agreement, the terms of the ABL Intercreditor Agreement shall govern and control.

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IN WITNESS WHEREOF, each Grantor and the Collateral Trustee have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

UNISYS CORPORATION

By: /s/ Scott A. Battersby
Name: Scott A. Battersby
Title: Vice President and Treasurer

CONVERGENT, INC.

By: /s/ Edward A. Sarkisian
Name: Edward A. Sarkisian
Title: Vice President and Assistant Treasurer

UNISYS AFRICA HOLDING, INC.

By: /s/ Edward A. Sarkisian
Name: Edward A. Sarkisian
Title: Vice President and Assistant Treasurer

UNISYS AP INVESTMENT COMPANY I

By: /s/ Edward A. Sarkisian
Name: Edward A. Sarkisian
Title: Vice President and Assistant Treasurer

UNISYS CHINA LIMITED

By: /s/ Edward A. Sarkisian
Name: Edward A. Sarkisian
Title: Vice President and Treasurer
UNISYS DE CENTRO AMERICA, S.A.
By: /s/ Edward A. Sarkisian
Name: Edward A. Sarkisian
Title: Vice President and Treasurer
UNISYS DE COLOMBIA, S.A.
By: /s/ Edward A. Sarkisian
Name: Edward A. Sarkisian
Title: Vice President and Treasurer

UNISYS DEL PERU L.L.C.

By: Unisys Holding Corporation, as its sole member

By: /s/ Edward A. Sarkisian
Name: Edward A. Sarkisian
Title: Vice President and Treasurer

UNISYS HOLDING CORPORATION

By: /s/ Edward A. Sarkisian
Name: Edward A. Sarkisian
Title: Vice President and Treasurer

UNISYS ITEM PROCESSING SERVICES L.L.C.

By: Unisys Corporation, as its sole member

By: /s/ Scott A. Battersby
Name: Scott A. Battersby
Title: Vice President and Treasurer

UNISYS JAPAN, LTD.

By: /s/ Edward A. Sarkisian
Name: Edward A. Sarkisian
Title: Vice President and Treasurer

UNISYS NPL, INC.

By: /s/ Edward A. Sarkisian
Name: Edward A. Sarkisian
Title: Vice President and Treasurer

UNISYS PHILIPPINES LIMITED

By: /s/ Edward A. Sarkisian
Name: Edward A. Sarkisian
Title: Vice President and Assistant Treasurer

UNISYS PUERTO RICO, INC.

By: /s/ Edward A. Sarkisian
Name: Edward A. Sarkisian
Title: Vice President and Treasurer

UNISYS PULSEPOINT COMMUNICATIONS

By: /s/ Edward A. Sarkisian
Name: Edward A. Sarkisian
Title: Vice President and Treasurer

UNISYS SOUTH AMERICA L.L.C.

By: Unisys Holding Corporation, as its sole member

By: /s/ Edward A. Sarkisian
Name: Edward A. Sarkisian
Title: Vice President and Assistant Treasurer

UNISYS SUDAMERICANA CORPORATION

By: /s/ Edward A. Sarkisian
Name: Edward A. Sarkisian
Title: Vice President and Treasurer
UNISYS SUDAMERICANA LTDA.
By: /s/ Edward A. Sarkisian
Name: Edward A. Sarkisian
Title: Vice President and Treasurer

UNISYS TECHNICAL SERVICES L.L.C.

By: Unisys Corporation, as its sole member

By: /s/ Scott A. Battersby
Name: Scott A. Battersby
Title: Vice President and Treasurer

UNISYS WORLD SERVICES, INC.

By: /s/ Edward A. Sarkisian
Name: Edward A. Sarkisian
Title: Vice President and Treasurer

UNISYS WORLD TRADE, INC.

By: /s/ Edward A. Sarkisian

Name: Edward A. Sarkisian

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral

Trustee

By: DEUTSCHE BANK NATIONAL TRUST COMPANY

By: /s/ Cynthia J. Powell
Name: Cynthia J. Powell
Title: Vice President

By: /s/ Irina Golovashchuk
Name: Irina Golovashchuk
Title: Assistant Vice President

EXHIBIT A
TO JUNIOR LIEN PLEDGE AND SECURITY AGREEMENT

PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF INCORPORATION] [corporation] (the “Grantor”) pursuant to the Junior Lien Pledge and Security Agreement, dated as of July 31, 2009 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among Unisys Corporation, the other Grantors named therein, and Deutsche Bank Trust Company Americas, as the Collateral Trustee. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby confirms the grant to the Collateral Trustee set forth in the Security Agreement of, and does hereby grant to the Collateral Trustee, a security interest in all of Grantor’s right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. The Grantor represents and warrants that the attached Supplements to Schedules accurately and completely in all material respects set forth the additional information required to be provided pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Trustee pursuant to this Pledge Supplement and the exercise of any right or remedy by such Collateral Trustee hereunder are subject to the provisions of the Collateral Trust Agreement. In the event of any conflict between the terms of the Collateral Trust Agreement and this Pledge Supplement, the terms of the Collateral Trust Agreement will govern.

IN WITNESS WHEREOF, the Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

[NAME OF GRANTOR]

By:
Name:
Title:

EXHIBIT B

TO JUNIOR LIEN PLEDGE AND SECURITY AGREEMENT

FORM OF TRADEMARK SECURITY AGREEMENT

Trademark Security Agreement, dated as of       , 20       (as amended, restated or otherwise modified, the “Trademark Security Agreement”), between [INSERT NAME OF GRANTOR] (“Grantor”) and Deutsche Bank Trust Company Americas, as collateral trustee for the Secured Parties (in such capacity as collateral trustee, together with its successors and permitted assigns, the “Collateral Trustee”).

W i t n e s s e t h:

Whereas, Grantor is a party to a Junior Lien Pledge and Security Agreement dated as of July 31, 2009 (as amended, restated or otherwise modified, the “Pledge and Security Agreement”) among Grantor, the Collateral Trustee and other parties thereto, pursuant to which Grantor is required to execute and deliver this Trademark Security Agreement.

Now, Therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, and to induce the Secured Parties to enter into the Secured Debt Documents, Grantor hereby agrees with the Collateral Trustee, as follows:

SECTION 1. Defined Terms. Capitalized terms not otherwise defined herein have the meanings set forth in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Collateral Trustee, for the benefit of the Secured Parties, a security interest in and continuing lien on all of Grantor’s right, title and interest in, to and under all personal property of Grantor, subject to the limitations set forth in Section 2.2 of the Pledge and Security Agreement, including, but not limited to the following, in each case whether now owned or existing or hereafter acquired, created or arising and wherever located:

(a) all United States, and foreign trademarks, trade names, trade dress, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, whether or not registered, including, but not limited to: (i) the registrations and applications listed on Schedule I hereto, (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to goodwill, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world (the “Trademarks”); and

(b) any and all written agreements, licenses and covenants providing for the granting of any right in or to any Trademark (the “Trademark Licenses”) (including, without limitation, those items listed on Schedule I hereto).

Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Trustee pursuant to this Trademark Security Agreement and the exercise of any right or remedy by such Collateral Trustee hereunder are subject to the provisions of the Collateral Trust Agreement, dated as of July 31, 2009, among the Company, the Guarantors from time to time party thereto, Deutsche Bank Trust Company Americas, as Trustee under the First Lien Indenture (as defined therein), Deutsche Bank Trust Company Americas, as Trustee under the Second Lien Indenture (as defined therein) and Deutsche Bank Trust Company Americas, as Collateral Trustee (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”). In the event of any conflict between the terms of the Collateral Trust Agreement and this Agreement, the terms of the Collateral Trust Agreement will govern. Furthermore, notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Trustee pursuant to this Trademark Security Agreement and the exercise of any right or remedy by the Collateral Trustee hereunder may be subject to the provisions of an ABL Intercreditor Agreement (as defined in the Collateral Trust Agreement). In the event of any conflict between the terms of an ABL Intercreditor Agreement and this Trademark Security Agreement, the terms of the ABL Intercreditor Agreement shall govern and control.

SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Trustee for the benefit of the Secured Parties pursuant to the Pledge and Security Agreement, and Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Trustee with respect to the security interest in the Trademarks and Trademark Licenses made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. Recordation. This Trademark Security Agreement has been executed and delivered by Grantor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office.

The Grantor authorizes and requests that the Commissioner of Patents and Trademarks record this Agreement.

SECTION 5. Applicable Law. This Trademark Security Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and interpreted in accordance with, the laws of the State of New York.

SECTION 6. Counterparts. This Trademark Security Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

In Witness Whereof, Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:

Name:
Title:

Accepted and Agreed:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Trustee

By: DEUTSCHE BANK NATIONAL TRUST COMPANY

By:

Name:
Title:

By:

Name:
Title:

EXHIBIT C

TO JUNIOR LIEN PLEDGE AND SECURITY AGREEMENT

FORM OF COPYRIGHT SECURITY AGREEMENT

Copyright Security Agreement, dated as of       , 20       (as amended, restated or otherwise modified, the “Copyright Security Agreement”), between [INSERT NAME OF GRANTOR] (“Grantor”) and Deutsche Bank Trust Company Americas, as collateral trustee for the Secured Parties (in such capacity as collateral trustee, together with its successors and permitted assigns, the “Collateral Trustee”).

W i t n e s s e t h:

Whereas, Grantor is a party to a Junior Lien Pledge and Security Agreement dated as of July 31, 2009 (as amended, restated or otherwise modified, the “Pledge and Security Agreement”) among Grantor, the Collateral Trustee and other parties thereto, pursuant to which Grantor is required to execute and deliver this Copyright Security Agreement.

Now, Therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, and to induce the Secured Parties to enter into the Secured Debt Documents, Grantor hereby agrees with the Collateral Trustee, as follows:

SECTION 1. Defined Terms. Capitalized terms not otherwise defined herein have the meanings set forth in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest. Grantor hereby grants to the Collateral Trustee, for the benefit of the Secured Parties, a security interest in and continuing lien on all of Grantor’s right, title and interest in, to and under all personal property of Grantor, subject to the limitations set forth in Section 2.2 of the Pledge and Security Agreement, including, but not limited to the following, in each case whether now owned or existing or hereafter acquired, created or arising and wherever located:

(a) all United States, and foreign copyrights (including European Union Community designs), including but not limited to copyrights in software and all rights in and to databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered and whether published or unpublished, protectable designs, moral rights, reversionary interests, termination rights, and, with respect to any and all of the foregoing: (i) all registrations and applications listed on Schedule I hereto, (ii) all extensions and renewals thereof, (iii) all rights to sue or otherwise recover for past, present and future infringements thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights of any kind accruing thereunder or pertaining thereto throughout the world (the “Copyrights”); and

(b) any and all written agreements, licenses and covenants providing for the granting of any right in or to any Copyright (the “Copyright Licenses”) (including, without limitation, those items listed on Schedule I hereto).

Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Trustee pursuant to this Copyright Security Agreement and the exercise of any right or remedy by such Collateral Trustee hereunder are subject to the provisions of the Collateral Trust Agreement, dated as of July 31, 2009, among the Company, the Guarantors from time to time party thereto, Deutsche Bank Trust Company Americas, as Trustee under the First Lien Indenture (as defined therein), Deutsche Bank Trust Company Americas, as Trustee under the Second Lien Indenture (as defined therein) and Deutsche Bank Trust Company Americas, as Collateral Trustee (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”). In the event of any conflict between the terms of the Collateral Trust Agreement and this Agreement, the terms of the Collateral Trust Agreement will govern. Furthermore, notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Trustee pursuant to this Copyright Security Agreement and the exercise of any right or remedy by the Collateral Trustee hereunder may be subject to the provisions of an ABL Intercreditor Agreement (as defined in the Collateral Trust Agreement). In the event of any conflict between the terms of an ABL Intercreditor Agreement and this Copyright Security Agreement, the terms of the ABL Intercreditor Agreement shall govern and control.

SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Trustee for the benefit of the Secured Parties pursuant to the Pledge and Security Agreement, and Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Trustee with respect to the security interest in the Copyrights and Copyright Licenses made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. Recordation. This Copyright Security Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest herein with the United States Copyright Office.

The Grantor authorizes and requests that the United States Copyright Office record this Agreement.

SECTION 5. Applicable Law. This Copyright Security Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and interpreted in accordance with, the laws of the State of New York.

SECTION 6. Counterparts. This Copyright Security Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

In Witness Whereof, Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:

Name:
Title:

Accepted and Agreed:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Trustee

By: DEUTSCHE BANK NATIONAL TRUST COMPANY

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT D
TO JUNIOR LIEN PLEDGE AND SECURITY AGREEMENT

FORM OF PATENT SECURITY AGREEMENT

Patent Security Agreement, dated as of       , 200       (as amended, restated or otherwise modified, the “Patent Security Agreement”), between [INSERT NAME OF GRANTOR] (“Grantor”) and Deutsche Bank Trust Company Americas, as collateral trustee for the Secured Parties (in such capacity as collateral trustee, together with its successors and permitted assigns, the “Collateral Trustee”).

W i t n e s s e t h:

Whereas, Grantor is a party to a Junior Lien Pledge and Security Agreement dated as of July 31, 2009 (as amended, restated or otherwise modified, the “Pledge and Security Agreement”) among Grantor, the Collateral Trustee and other parties thereto, pursuant to which Grantor is required to execute and deliver this Patent Security Agreement.

Now, Therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, and to induce the Secured Parties to enter into the Secured Debt Documents, Grantor hereby agrees with the Collateral Trustee, as follows:

SECTION 1. Defined Terms. Capitalized terms not otherwise defined herein have the meanings set forth in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest. Grantor hereby grants to the Collateral Trustee, for the benefit of the Secured Parties, a security interest in and continuing lien on all of Grantor’s right, title and interest in, to and under all personal property of Grantor, subject to the limitations set forth in Section 2.2 of the Pledge and Security Agreement, including, but not limited to the following, in each case whether now owned or existing or hereafter acquired, created or arising and wherever located:

(a) all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application listed on Schedule I hereto, (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights to sue or otherwise recover for past, present and future infringements thereof, (iv) all licenses, claims, damages, and proceeds of suit arising therefrom, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world (the “Patents”); and

(b) all written agreements, licenses and covenants providing for the granting of any right in or to any Patent (the “Patent Licenses”) (including, without limitation, those items listed on Schedule I hereto).

Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Trustee pursuant to this Patent Security Agreement and the exercise of any right or remedy by such Collateral Trustee hereunder are subject to the provisions of the Collateral Trust Agreement, dated as of July 31, 2009, among the Company, the Guarantors from time to time party thereto, Deutsche Bank Trust Company Americas, as Trustee under the First Lien Indenture (as defined therein), Deutsche Bank Trust Company Americas, as Trustee under the Second Lien Indenture (as defined therein) and Deutsche Bank Trust Company Americas, as Collateral Trustee (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”). In the event of any conflict between the terms of the Collateral Trust Agreement and this Agreement, the terms of the Collateral Trust Agreement will govern. Furthermore, notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Trustee pursuant to this Patent Security Agreement and the exercise of any right or remedy by the Collateral Trustee hereunder may be subject to the provisions of an ABL Intercreditor Agreement (as defined in the Collateral Trust Agreement). In the event of any conflict between the terms of an ABL Intercreditor Agreement and this Patent Security Agreement, the terms of the ABL Intercreditor Agreement shall govern and control.

SECTION 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Trustee for the benefit of the Secured Parties pursuant to the Pledge and Security Agreement, and Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Trustee with respect to the security interest in the Patents and Patent Licenses made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. Recordation. This Patent Security Agreement has been executed and delivered by Grantor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office.

The Grantor authorizes and requests that the Commissioner of Patents and Trademarks record this Agreement.

SECTION 5. Applicable Law. This Patent Security Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and interpreted in accordance with, the laws of the State of New York.

SECTION 6. Counterparts. This Patent Security Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

In Witness Whereof, Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:

Name:
Title:

Accepted and Agreed:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Trustee

By: DEUTSCHE BANK NATIONAL TRUST COMPANY

By:
Name:
Title:

By:
Name:
Title: